Exhibit 99.1

NYSEAM:EONR Fiscal Year 2025 Earnings Call April 2026 Eon Resources Inc. NYSE-AM:EONR https://www.EON-R.com/

NYSEAM:EONR Presenters Dante V. Caravaggio CEO Mitchell B. Trotter CFO David M. Smith VP & General Counsel Jesse J. Allen VP of Operations 2

Company Overview – 100% Permian Basin Focused

EON
NYSEAM:EONR

Leasehold Acres	~ 20,000 acres (two fields)
Fields	Grayburg-Jackson Oil Field (Eddy County) & South Justis Field (Lea County)
Wells (Producing + Injection)	~ 750 wells across both fields
Current Oil Production	Over 1,000 barrels of oil per day
Reserves / Original Oil In Place (OOIP)	• Proven and probable reserves of ~ 11.0 million net barrels of oil at the Grayburg-Jackson and South Justis fields combined as of Dec 2025 + an additional probable reserves of ~ 11.0 million net barrels of oil under the Horizontal program. . • Mapped OOIP: ~ 956 million barrels of oil across the Grayburg-Jackson Field • South Justis Field OOIP ~ 207 million barrels of oil
Field Depths / Zones	Grayburg-Jackson: zones including Seven Rivers, Queen, Grayburg, San Andres; depths from ~1,500 ft to ~4,000 ft South Justis: zones including Glorietta, Blinebry, Tubb, Drinkard, Fusselman; depths from ~5,000 to ~7,000 ft.
Development Plans / Upside	• Workovers and recompletions of vertical wells, and reactivating idle wells on both fields • Horizontal drilling program in San Andres zone of the Grayburg-Jackson Field commencing 2026.

Permian Basin



New Mexico
Lincoln
Otero
Roosevelt
Chaves
Lea
Eddy
Cochran
Hockley
Lubbock
Crosby
Motley
Yoakum
Terry
Lynn
Garza
Dickens
Gaines
Dawson
Borden
Kent
Andrews
Martin
Howard
Mitchell
Loving
Winkler
Ector
Midland
Glasscock
Sterling
Culberson
Ward
Crane
Upton
Reagan
Irion
Reeves
Jeff Davis
Pecos
Texas
Terrell
Crockett
Sutton
Val Verde
New Mexico
Texas
*Approximate

Source: https://www.ogj.com/home/article/17293175/permian-oil-production-grows

3

NYSEAM:EONR Celebrating 2025 Successes • September 9th recapitalization funding • $45 million of ORRI (over-riding royalty interest) funding • Retired and eliminated $41 million of senior and seller debt • Eliminated preferred shares that had a $27 million redemption value • Resulted in approximately $14 million of gain realized on he transaction • Farmout agreement: Expect a total of 92 horizontal wells in the San Andres, which adds $95 million of probable reserves • Purchased the South Justis Field in June • Added 5,360 acres or 35% to the acreage • Added 207 million barrels to increase our oil in place to 1.2 billion barrels • Oil prices impacted 2025 revenues and reserves • With elevated oil prices in 2026, the reserves are expected to recover • Foundational transactions set stage for growth in remainder of decade 4

NYSEAM:EONR Poised for Growth in 2026 and Beyond • Elevated oil prices are expected to produce solid revenues • March had approximately a $300K increase in oil revenues from higher prices • New production is unhedged (naked) to take advantage of higher oil prices • Horizontal drilling program under Farmout Agreement • 5 vertical well recompletions in San Andres are underway – Expected by June • First 3 horizontal wells expected to be completed in June to July, and expected to add 500 net BOPD • An additional 10 horizontal wells expected by end of 2026, and expected to add an additional 1,000 net BOPD by the end of 2026 • Other production potential • GJF is back on track as the major water injection line replacement is completed • Actively sourcing volumetric funding for the SJF to tap into significant potential • Analyzing data to determine horizontal drilling potential in the SJF 5

NYSEAM:EONR 2025 Financial Results Summary – Unaudited • The September 9, 2025 recapitalization and Farmout Agreement and the related instruments and events drove the overall financial results • Looking behind the numbers, it tells a good and promising story for EON • The core numbers for 2025 and 2024 were very similar 6

NYSEAM:EONR Revenues – Unaudited • Revenues for 2025 were $17 million compared to $19 million in 2024 • Net oil production was 250K barrels of oil for both years • Average oil price for 2025 was $13 a barrel lower than 2024 • Hedging • The full impact of the oil price drop was softened by our hedging positions • Current production is hedged at 75% through 2027, which covers our lifting costs • New production is unhedged (naked) to take advantage of elevated oil prices 7 Current March-26 Jan/Feb-26 2025 2024 2023 96.65 89.51 62.32 63.22 76.98 77.16

NYSEAM:EONR Operations Expenses – Unaudited • Lift costs or lease operating expenses ("LOE") • The LOE for the GJF was reduced by approximately $500K for the year • The June acquisition of the SJF added a half year of LOE • Depletion & depreciation ("D&D") • Under GAAP, the year end reserve reports created a retroactive adjustments of approximately $5 million in the fourth quarter of 2025 • The adjustment was because the 2025 oil prices decreased the value of the 2025 reserves. The reserves are expected to recover in 2026 due to higher oil prices 8 2025 2024 (in millions) 8.1 8.6 GJF 0.8 SJF 8.9 8.6 Total LOE

NYSEAM:EONR General & Administrative ("G&A") – Unaudited • Recurring G&A cost structure was reduced from approximately $8.0 million in 2024 to $7.0 million in 2025 • There were one-time and non-recurring costs primarily relate to costs derived from the September 9, 2025 funding, and settlements of fees and agreements with equity versus cash out of pocket 9 Reduction (in thousands) (500K) Audit fees (400K) Legal expense 300K Consulting (400K) Insurance costs (1.0 million) Reduction in 2025 G&A

NYSEAM:EONR Other Income and Expense – Unaudited • The interest expense for 2025 was lower due to: the retirement of the senior debt on September 9, 2025; and reduction of the private loans and convertible notes across the year • As a result of the September 9, 2025 funding, there was a gain of $13.9 million on asset sale and forgiveness of debt from the funding 10 Change 2025 2024 (in millions) 2.7 (4.9) (7.6) Interest expense 12.3 13.9 1.6 Gains realized (0.5) (1.7) (1.2) GAAP FMV 1.2 (1.1) (2.3) Other expense 15.7 6.2 (9.5) Net incm (exp)

NYSEAM:EONR Balance Sheet – Unaudited • The assets have no dramatic changes from the third quarter • The liabilities and equity structure had major improvements in 2025 • Retired $21 million of senior debt • Retired $15 million of seller note and reduced $5 million of related accrued interest • The private loans and warrants from pre-acquisition funding of approximately $9.8 million has been reduced via convertible notes to $2.3 million at year end • The preferred shares, Class B common stock, and the non-controlling interest were all eliminated in 2025 11

NYSEAM:EONR Operations – Grayburg-Jackson & South Justis Fields • Safety – No reportable incidents • Combined production at GJF and SJF remains consistent at approximately 1,000 gross barrels of oil per day ("BOPD") • Completed the 2-mile injection line replacement at GJF • Sourcing volumetric funding for the SJF to expand production • Analyzing data to determine the horizontal drilling potential in the SJF 12

NYSEAM:EONR Operations – San Andres Horizontal Drilling Program • San Andres Farmout to Virtus signed on September 9, 2025 • 5 vertical wells in San Andres underway – Expected to be completed by June • First 3 horizontal wells expected to be completed in June to July • An additional 10 horizontal wells are expected to be completed by the end of 2026 13

NYSEAM:EONR Summary • Why is EON a great long-term investment? • Balance sheet was cleaned up reducing $41 million of senior debt and eliminating preferred shares with a redemption value of $27 million • The horizontal drilling program is on pace for a strong 2026, and for several years under the 92 well program • 5 workovers and 3 new horizontal wells by June/July: Adds 500 net BOPD • 10 additional horizontal wells by end of 2026: Adds 1,000 net BOPD • SJF workovers and horizontal drilling potential • Management and Directors are bought 1.5 million shares of EON stock • EON is an acquisitions company 14

NYSEAM:EONR Questions and Answers • We want to address what is important to you • Please call in or enter our questions into the web portal • You can reach out to our investor relations contact on the EON website 15

NYSEAM:EONR Thank You for Interest in EON Resources Inc. (NYSE-AM:EONR) Company Website https://www.EON-R.com/ Company Website https://www.EON-R.com/ Investor Relations mike@plrinvest.com Investor Relations mike@plrinvest.com 3730 Kirby Drive, Suite 1200 Houston, Texas 77098 3730 Kirby Drive, Suite 1200 Houston, Texas 77098

NYSEAM:EONR Disclaimer This presentation of EON Resources Inc. ("EON" or the "Company") shall not constitute a "solicitation" as defined in Rule 14a-1 of the Securities Exchange Act of 1934, as amended. This presentation is not an offer, or a solicitation of an offer, to buy or sell any investment or other specific product. Any offering of securities (the "Securities") will not be registered under the Securities Act of 1933, as amended (the "Act"), and will be offered as a private placement to a limited number of institutional "accredited investors" as defined in Rule 501(a)(1), (2), (3) or (7) under the Act or "qualified institutional buyers" as defined in Rule 144A under the Act. Accordingly, the Securities must continue to be held unless the Securities are registered under the Act or a subsequent disposition is exempt from the registration requirements of the Act. Investors should consult with their legal counsel as to the applicable requirements for a purchaser to avail itself of any exemption under the Act. The transfer of the Securities may also be subject to conditions set forth in an agreement under which they are to be issued. Investors should be aware that they might be required to bear the final risk of their investment for an indefinite period of time. EON is not making an offer of the Securities in any state where the offer is not permitted. The information in this presentation may not be complete and may be changed at any time. Before you invest in the Company's securities, you should read the documents the Company has filed or may file with the SEC for more complete information about the Company. Copies of any such filing may be obtained for free by visiting the SEC website at www.sec.gov. Filings by EON with the SEC may also be viewed through links on the EON website at EON-R.com. This presentation is not intended to form the basis of any investment decision by the recipient and does not constitute investment, tax or legal advice. No representation or warranty, express or implied, is or will be given by the Company or any of its affiliates, directors, officers, employees or advisers or any other person as to the accuracy or completeness of the information in this presentation or any other written, oral or other communications transmitted or otherwise made available to any party and no responsibility or liability whatsoever is accepted for the accuracy or sufficiency thereof or for any errors, omissions or misstatements, negligent or otherwise, relating thereto. Accordingly, none of the Company or any of its affiliates, directors, officers, employees or advisers or any other person shall be liable for any direct, indirect or consequential loss or damages suffered by any person as a result of relying on any statement in or omission from this presentation and any such liability is expressly disclaimed. The financial information and data contained in this presentation is unaudited and does not conform to Regulation S-X promulgated by the SEC. Accordingly, such information and date may not be included in, may be adjusted in, or may be presented differently in, any proxy statement, prospectus or other report or document to be filed or furnished by EON with the SEC. Certain financial measures in this presentation are not calculated pursuant to U.S. generally accepted accounting principles ("GAAP"). These non-GAAP financial measures are in addition to, and not as a substitute for or superior to measures of financial performance prepared in accordance with GAAP. There are a number of limitations related to the use of these non-GAAP financial measures as compared to their nearest GAAP equivalents. For example, other companies may calculate non-GAAP financial measures differently or may use other measures to evaluate their performance, all of which could reduce the usefulness of the non-GAAP financial measures herein as tools for comparison. Certain statements contained in this presentation relate to the historical experience of our management team. An investment in the Company is not an investment in any of our management team's past investments, companies or funds affiliated with them. The historical results of these persons, investments, companies, funds or affiliates is not necessarily indicative of future performance of the Company. This Presentation may contain estimated or projected financial information, including, without limitation, EON's projected revenue, gross operating profit, income before taxes and EBITDA for calendar years 2024, 2025, and 2026. Such estimated or projected financial information constitutes forward-looking information and is for illustrative purposes only and should not be relied upon as necessarily being indicative of future results. The assumptions and estimates underlying such estimated or projected financial information are inherently uncertain and are subject to a wide variety of significant business, economic, competitive and other risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information. See "Forward-Looking Statements" below. Actual results may differ materially from the results contemplated by the estimated or projected financial information contained in this presentation, and the inclusion of such information in this presentation should not be regarded as a representation by any person that the results reflected in such estimates and projections will be achieved. The independent registered public accounting firm of EON did not audit, review, compile, or perform any procedures with respect to the estimates or projections for the purpose of their inclusion in this presentation, and accordingly, did not express an opinion or provide any other form of assurance with respect thereto for the purpose of this presentation. 17

NYSEAM:EONR Disclaimer (cont.) Forward-Looking Statements Statements in this presentation which are not statements of historical fact are "forward-looking statements". Our forward-looking statements include, but are not limited to, statements regarding our or our management team's expectations, hopes, beliefs, intentions or strategies regarding the future. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words "anticipate," "believe," "continue," "could," "estimate," "expect," "intends," "may," "might," "plan," "possible," "potential," "predict," "project," "should," "would" and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. All statements other than statements of historical fact included in this presentation are forward-looking statements and are based on various underlying assumptions and expectations and are subject to known and unknown risks and uncertainties, and may include projections of our future financial performance based on our growth strategies, business plans and anticipated trends in our business. These forward-looking statements, are only predictions based on our current expectations and projections about future events. There are important factors that could cause our actual results, level of activity, performance or achievements to differ materially from the results, level of activity, performance, targets, goals or achievements expressed or implied in the forward-looking statements. These factors include, but are not limited to, those discussed in our Annual Report on Form 10-K under Item 1A "Risk Factors," and also discussed from time to time in our quarterly reports on Form 10-Q, current reports on Form 8-K, proxy statements, and other SEC filings including the following: (1) the financial and business performance of the Company, (2) the Company's abilities to execute its business strategies, (3) the level of production on our properties, (4) overall and regional supply and demand factors, delays, or interruptions of production, (5) competition in the oil and natural gas industry, (6) risks associated with the drilling and operation of crude oil and natural gas wells, including uncertainties with respect to identified drilling locations and estimates of reserves, and (7) the effect of existing and future laws and regulatory actions, including federal and state legislative and regulatory initiatives relating to hydraulic fracturing and environmental matters, including climate change. These forward-looking statements are based on the information available to, and the expectations and assumptions deemed reasonable by, the Company at the time this presentation was prepared. Although the Company believes that the assumptions underlying such statements are reasonable, it cannot give assurance that they will be attained. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities law. You are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. EON undertakes no commitment to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required by law. In preparing this presentation, the Company has substantially and materially relied on the Evaluations of Certain Oil and Gas Properties ("reserve reports") rendered by William M. Cobb & Associates, Inc. ("Cobb"), an unrelated third party that had previously been engaged and compensated by EON concerning the oil and gas assets owned by EON including, without limitation, the proved reserves and future income as of the date of the Cobb reserve reports, the most recent reflecting values as of December 31, 2023. 18